SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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PHARMACYCLICS, INC.
 (Name of Registrant as Specified in its Charter)

__________________________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PHARMACYCLICS, INC.

995 East Arques Avenue

Sunnyvale, California 94085

October 1, 2001

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders ("Annual Meeting") of Pharmacyclics, Inc. (the "Company"), which will be held at 12:00 P.M. on Wednesday, October 31, 2001 at the Four Points by Sheraton, Sunnyvale, 1250 Lakeside Drive, Sunnyvale, California 94085.

At the Annual Meeting, you will be asked to consider and vote upon the following proposals:

  the election of six (6) directors to serve until the 2002 annual meeting or until their successors are elected and qualified;

  the amendment of the Company's Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of the Company's common stock from 24,000,000 to 49,000,000;

  the amendment of the Company's 1995 Stock Option Plan (the "Option Plan") in order to increase the total number of shares of common stock authorized for issuance over the term of the Option Plan by an additional 560,000 shares;

  the amendment of the Company's Non-Employee Directors Stock Option Plan (the "Directors Option Plan") in order to increase the total number of shares of common stock authorized for issuance over the term of the Directors Option Plan by an additional 25,000 shares;

  the amendment of the Company's Employee Stock Purchase Plan (the "Purchase Plan") in order to increase the total number of shares of common stock authorized for issuance over the term of the Purchase Plan by an additional 200,000 shares; and

  the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending June 30, 2002.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote IN FAVOR OF each such proposal.

After reading the Proxy Statement, please mark, date, sign and return promptly the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting in person, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

Copies of the Pharmacyclics, Inc. 2001 Annual Report to Stockholders and Annual Report on Form 10-K for the fiscal year ended June 30, 2001 are also enclosed.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Richard A. Miller, M.D.

President and Chief Executive Officer

IMPORTANT

Please mark, date, sign and return the enclosed proxy promptly in the accompanying postage-paid return envelope so that your shares may be voted if you are unable to attend the Annual Meeting.

PHARMACYCLICS, INC.

_______________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

October 31, 2001

TO THE STOCKHOLDERS OF PHARMACYCLICS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Pharmacyclics, Inc., a Delaware corporation (the "Company"), will be held at 12:00 P.M. local time on Wednesday, October 31, 2001, at the Four Points by Sheraton, Sunnyvale, 1250 Lakeside Drive, Sunnyvale, California 94085, for the following purposes:

  To elect six (6) directors to serve until the 2002 annual meeting or until their successors are elected and qualified;

  To amend the Company's Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of the Company's common stock from 24,000,000 to 49,000,000;

  To approve an amendment to the Company's 1995 Stock Option Plan (the "Option Plan") in order to increase the total number of shares of common stock authorized for issuance over the term of the Option Plan by an additional 560,000 shares.

  To approve an amendment to the Company's Non-Employee Directors Stock Option Plan (the "Directors Option Plan") in order to increase the total number of shares of common stock authorized for issuance over the term of the Directors Option Plan by an additional 25,000 shares.

  To amend the Company's Employee Stock Purchase Plan (the "Purchase Plan") in order to increase the total number of shares of common stock authorized for issuance over the term of the Purchase Plan by an additional 200,000 shares;

  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending June 30, 2002; and

  To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on September 27, 2001 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. The stock transfer books of the Company will remain open between the record date and the date of the meeting. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's principal executive offices at 995 East Arques Avenue, Sunnyvale, California 94085, for a period of ten (10) days immediately prior to the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement, which describes the matters to be voted upon at the Annual Meeting, and mark, date, sign and return the enclosed proxy card in the accompanying reply envelope. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

Sincerely,

Cynthia J. Ladd

Secretary

Sunnyvale, California

October 1, 2001

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY. IF YOU DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

PHARMACYCLICS, INC.

995 East Arques Avenue

Sunnyvale, California 94085

_______________

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 31, 2001

_______________

GENERAL INFORMATION FOR STOCKHOLDERS

The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors (the "Board") of Pharmacyclics, Inc., a Delaware corporation (the "Company"), for use at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 12:00 P.M. on October 31, 2001, at the Four Points by Sheraton, Sunnyvale, 1250 Lakeside Drive, Sunnyvale, California 94085 and at any adjournment thereof.

This Proxy Statement and the accompanying form of Proxy was first mailed to all stockholders entitled to vote at the Annual Meeting on or about October 1, 2001.

The Company's principal executive offices are located at 995 East Arques Avenue, Sunnyvale, California 94085. Its telephone number is (408) 774-0330.

Record Date and Voting

Stockholders of record at the close of business on September 27, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were ___________ shares of the Company's common stock (the "Common Stock") outstanding and entitled to vote. No shares of the Company's preferred stock are outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the Record Date.

The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Stockholders may not cumulate votes in the election of directors. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted IN FAVOR OF each of management's nominees for director and IN FAVOR OF the approval of each of the proposals described in the Notice of Annual Meeting of Stockholders and in this Proxy Statement.

Abstentions and broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulation of Votes Cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as an amendment to a plan). However, with respect to a proposal that requires a majority of the outstanding shares (such as an amendment to the certificate of incorporation), a broker non-vote has the same effect as a vote against the proposal.

Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting Leiv Lea, Vice President, Finance and Administration and CFO, in writing at 995 East Arques Avenue, Sunnyvale, California 94085 or by telephone at (408) 774-0330. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by October 24, 2001.

Revocability of Proxies

Any stockholder giving a Proxy pursuant to this solicitation may revoke it at any time prior to the meeting by filing with the Secretary of the Company at its principal executive offices at 995 East Arques Avenue, Sunnyvale, California 94085, a written notice of such revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Solicitation

The Company will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of the Notice of Annual Meeting, this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company has engaged Georgeson Shareholder Communications, Inc. ("Georgeson") to provide routine advice and services for Proxy solicitation. Georgeson will receive approximately $5,000 from the Company for such advice and services, plus reimbursement of costs incurred in forwarding the solicitation materials to the beneficial owners of Common Stock. To assure that a quorum will be present in person or by proxy at the Annual Meeting, it may be necessary for Georgeson, certain officers, directors, employees or other agents of the Company to solicit proxies by telephone, facsimile or other means or in person. Except with respect to Georgeson, the Company will not compensate such individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

IMPORTANT

Please mark, date, sign and return the enclosed Proxy in the accompanying postage-prepaid envelope as soon as possible, so that your shares may be voted if you are unable to attend the Annual Meeting.

The Company's Annual Report to Stockholders for the fiscal year ended June 30, 2001 (the "Annual Report") and the Annual Report on Form 10- K for the fiscal year ended June 30, 2001, as filed with the Securities and Exchange Commission (the "Form 10-K"), have been mailed concurrently with the mailing of the Notice of Annual Meeting and Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Neither the Annual Report nor the Form 10-K is considered proxy-soliciting material and neither is incorporated into this Proxy Statement.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE - ELECTION OF DIRECTORS

At the Annual Meeting, a Board of six directors will be elected to serve until the Company's next Annual Meeting or until their successors shall have been duly elected and qualified or until their earlier death, resignation or removal. The Board has selected six nominees, all of whom are current directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them IN FAVOR OF each of the nominees named below. The six candidates receiving the highest number of affirmative votes of all the shares entitled to vote at the Annual Meeting will be elected. If any nominee is unable to or declines to serve as a director, the Proxies may be voted for a substitute nominee designated by the current Board. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

The Board recommends that stockholders vote IN FAVOR OF the election of each of the following nominees to serve as directors of the Company until the next Annual Meeting and until their successors have been duly elected and qualified or until their earlier death, resignation or removal.

Information with Respect to Director Nominees

Set forth below is information regarding the nominees.

Name	Age	Position(s) with the Company	Director Since

Miles R. Gilburne	50	Director	2000
Loretta M. Itri, M.D.	52	Director	2001
Richard M. Levy, Ph.D.	63	Director	2000
Richard A. Miller, M.D.	50	Director, President and Chief Executive Officer	1991
William R. Rohn	58	Director	2000
Craig C. Taylor	51	Director	1991

Business Experience of Director Nominees

Mr. Gilburne was elected as a Director of the Company in March 2000. Mr. Gilburne has been a principal in ZG Ventures, a private firm, since May 2000. From January 1995 through January 2000, he was Senior Vice President, Corporate Development for America Online, Inc., an internet services company. He is currently a member of the board of directors of America Online and also serves on the board of America Online Latin America, a publicly traded subsidiary of America Online. Prior to joining America Online, Mr. Gilburne was a founding partner of the Silicon Valley office of the law firm of Weil, Gotshal and Manges and a founding partner of the Cole Gilburne Fund, an early stage venture capital fund focused on information technology. Mr. Gilburne received an A.B. degree from Princeton University and a law degree from the Harvard Law School.

Dr. Itri was elected as a Director of the Company in July 2001. Dr. Itri is currently the Executive Vice President, Clinical Research and Development, and Chief Medical Officer of Genta Incorporated, a biopharmaceutical company. Dr. Itri joined Genta in March 2001. From November 1990 to January 2000, she was Senior Vice President, Worldwide Clinical Affairs, and Chief Medical Officer at Ortho Biotech Inc., a Johnson & Johnson company. Dr. Itri earned her M.D. from New York Medical College in 1976, and became Board certified in Internal Medicine in 1980. She completed a fellowship in Medical Oncology at Memorial Sloan-Kettering Cancer Center in 1981.

Dr. Levy was elected as a Director of the Company in June 2000. He has served as President and Chief Executive Officer and a director of Varian Medical Systems, Inc., a medical equipment company, since April 1999, and as Executive Vice President of Varian Associates, Inc., the predecessor company from which Varian Medical Systems, Inc. was spun out, since 1992. Dr. Levy holds a B.S. degree from Dartmouth College and a Ph.D. in nuclear chemistry from the University of California at Berkeley.

Dr. Miller has served as President, Chief Executive Officer and a Director of the Company since he co-founded it in April 1991. Dr. Miller was a co-founder of IDEC Pharmaceuticals Corporation and from 1984 to February 1992 served as Vice President and a Director. Dr. Miller also is a Clinical Professor of Medicine (Oncology) at Stanford University Medical Center. Dr. Miller received his M.D., summa cum laude, from the State University of New York Medical School and is board certified in both Internal Medicine and Medical Oncology.

Mr. Rohn was elected as a Director of the Company in March 2000. He has served as the Chief Operating Officer of IDEC Pharmaceuticals Corporation, a biopharmaceutical company, since May 1998. He joined IDEC in August 1993 as Senior Vice President, Commercial and Corporate Development and was appointed Senior Vice President, Commercial Operations in April 1996. From 1984 to 1993, he was employed by Adria Laboratories, most recently as Senior Vice President of Sales and Marketing. Mr. Rohn received a B.A. in Marketing from Michigan State University.

Mr. Taylor was elected as a Director of the Company in June 1991. He is a General Partner of AMC Partners 89, L.P., and the General Partner of Asset Management Associates 1989, L.P., both of which are private venture capital partnerships. Mr. Taylor had been a General Partner of Alloy Ventures, Inc., a venture management firm that succeeded Asset Management Company, the prior management firm for the Asset Management funds, since 1998. Mr. Taylor had been with Asset Management Company from 1977 to 1998, as General Partner since 1982. Mr. Taylor is a Director of Lynx Therapeutics, Inc. and several private companies. Mr. Taylor holds B.S. and M.S. degrees in Physics from Brown University and an M.B.A. from Stanford University.

There are no family relationships among executive officers or directors of the Company.

Board Meetings and Committees

During the fiscal year ended June 30, 2001, the Board held four meetings. The Company has two standing Committees: an Audit Committee and a Compensation Committee. The Company does not have a standing Nominating Committee.

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including overview of financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements. The Audit Committee is governed by a written charter adopted by the Board on June 6, 2000. The Audit Committee currently consists of three directors, Dr. Itri and Messrs. Gilburne and Taylor. All of the members of the Audit Committee are independent, as that word is defined by the National Association of Securities Dealers listing standards. The Audit Committee held four meetings during the fiscal year ended June 30, 2001.

The Compensation Committee reviews and approves the Company's general compensation policies, sets compensation levels for the Company's executive officers and administers the Company's 1995 Stock Option Plan and the Company's Employee Stock Purchase Plan. The Compensation Committee currently consists of three directors, Dr. Levy and Messrs. Rohn and Taylor. The Compensation Committee met once during the fiscal year ended June 30, 2001.

During the last fiscal year, none of the directors attended fewer than 75% of the aggregate number of meetings of the Board and meetings of Committees of the Board on which such director serves, which were held during the period that such individual was a member of the Board.

Director Compensation

The non-employee Board members do not receive any cash compensation for their service on the Board or any Committee of the Board. However, Board members are reimbursed for travel expenses incurred in attending Board or Committee meetings.

Under the Company's Non-Employee Directors Stock Option Plan (the "Directors Option Plan"), each new non-employee Board member will automatically be granted an option to purchase 10,000 shares of Common Stock on the date of his or her initial election or appointment to the Board. Furthermore, on the date of each Annual Stockholders Meeting, each individual re-elected as a non-employee Board member will automatically be granted an option to purchase an additional 5,000 shares of Common Stock, provided such individual has served as a Board member for at least six months. The exercise price per share of Common Stock subject to each automatic option grant will be equal to the fair market value per share on the automatic grant date. Each automatic grant will have a term of ten years, subject to earlier termination following the optionee's cessation of Board service. Each automatic grant will be immediately exercisable; however, any shares purchased upon exercise of the option will be subject to repurchase should the optionee's service as a non- employee Board member cease prior to vesting of the shares. Each 10,000-share grant will vest in five equal and successive annual installments over the optionee's period of Board service. Each 5,000-share grant will vest in 12 equal and successive monthly installments over the optionee's period of Board service. However, each outstanding option will immediately vest upon (i) certain changes in the ownership or control of the Company or (ii) the death or disability of the optionee while serving as a Board member. For additional information regarding the Directors Option Plan, see "PROPOSAL THREE - APPROVAL OF AMENDMENT TO THE 1995 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN."

Messrs. Gilburne, Rohn and Taylor and Dr. Levy each received an option to purchase 5,000 shares on December 7, 2000, the date of the last Annual Meeting of the Company's stockholders, with an exercise price of $41.688 per share. Dr. Itri received an option to purchase 10,000 shares on July 10, 2001, the date of her initial appointment to the Board, with an exercise price of $33.10 per share. The exercise price of options granted to directors represented the fair market value per share of Common Stock on the grant dates.

PROPOSAL TWO - APPROVAL OF

INCREASE IN NUMBER OF AUTHORIZED

SHARES OF COMMON STOCK

Proposed Amendment

The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the Company's authorized number of shares of Common Stock from twenty-four million (24,000,000) shares to forty- nine million (49,000,000) shares.

General Effect of the Amendment

The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

Reasons for the Amendment

In addition to the 16,123,287 shares of Common Stock outstanding on August 31, 2001, the Board of Directors has reserved 4,119,087 shares for issuance upon exercise of options and similar rights.

The Board of Directors has evaluated the Company's financial needs and has determined that to have the flexibility necessary to use the Company's capital stock for future attractive business and financial purposes, the number of authorized shares of Common Stock should be increased to 49,000,000 shares. Upon stockholder approval of this proposed amendment, the additional shares might be used, without any further stockholder approval, for various purposes, including, without limitation, stock splits, stock dividends, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the Company's business or product lines through the acquisition of other businesses or products. To this end, the Company periodically enters into negotiations regarding potential strategic relationships and/or acquisitions of businesses or products. The Company currently has no specific plans with respect to the issuance of the additional authorized shares of Common Stock.

Potential Anti-Takeover Effect

The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this Proposal Two could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date will be required to approve this amendment to the Company's Amended and Restated Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

The Board of Directors recommends that the stockholders vote IN FAVOR OF the amendment to the Company's Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of the Company's common stock from 24,000,000 to 49,000,000.

PROPOSAL THREE - APPROVAL OF AN

AMENDMENT TO 1995 STOCK OPTION PLAN

Proposed Amendment

The Company's stockholders are being asked to approve an amendment to the 1995 Stock Option Plan (the "Option Plan") that will increase the maximum number of shares available for issuance under the Option Plan by an additional 560,000 shares.

The amendment was adopted by the Board on September 7, 2001, subject to stockholder approval at the Annual Meeting. The Board believes that the increase in the share reserve is necessary in order to ensure that the Company will have a sufficient reserve of Common Stock under the Option Plan to continue to attract and retain the services of key individuals essential to the Company's long-term growth and success.

The terms and provisions of the Option Plan, as amended through September 7, 2001, are summarized more fully below. This summary, however, does not purport to be a complete description of all the provisions of the Option Plan. A copy of the Option Plan will be furnished by the Company to any stockholder upon written request to the Secretary of the Company at the Company's principal offices in Sunnyvale, California.

Plan Structure

Under the Option Plan, eligible persons may, at the discretion of the Plan Administrator (as defined below), be granted incentive stock options or non-statutory options to purchase shares of Common Stock at an exercise price not less than 85% of the fair market value of such shares on the grant date. The Option Plan is currently administered by the Compensation Committee of the Board. This committee (the "Plan Administrator") has complete discretion (subject to the provisions of the Option Plan) to authorize option grants under the Option Plan.

Share Reserve

The maximum number of shares of Common Stock issuable over the term of the Option Plan may not exceed 4,859,159 shares, including the 560,000-share increase for which stockholder approval is sought under this Proposal Two. On the first trading date of each calendar year beginning with the 1996 calendar year, the share reserve automatically increases by an amount equal to one percent (1%) of the number of shares of Common Stock outstanding on the last day of the preceding calendar year; provided that such annual increase may not exceed 500,000 shares. The increase on January 2, 2001 was in an amount equal to 160,698 shares.

The maximum number of shares as to which any one individual participating in the Option Plan may be granted stock options and separately exercisable stock appreciation rights may not exceed 750,000 shares in the aggregate over the term of the Option Plan.

Should any option terminate prior to exercise in full, the shares subject to the unexercised portion of that option will be available for subsequent option grants. In addition, any unvested shares issued under the Option Plan and subsequently repurchased by the Company at the original exercise price paid per share pursuant to the Company's repurchase rights under the Option Plan will be added back to the number of shares of Common Stock reserved for issuance under the Option Plan and will accordingly be available for reissuance through one or more subsequent option grants made under the Option Plan.

In the event any change is made to the Common Stock issuable under the Option Plan (by reason of any stock dividend, stock split, combination of shares, recapitalization, or other change affecting the outstanding Common Stock as a class without receipt of consideration), appropriate adjustments will be made to the number and/or class of securities available for issuance (in the aggregate and to each optionee) under the Option Plan.

As of August 31, 2001, 3,148,751 shares were subject to outstanding option grants under the Option Plan, 1,245,976 shares remained available for future grants (assuming approval of this Proposal Three), and 464,432 shares had been issued under the Option Plan.

Eligibility

Officers, other employees of the Company and its parent or subsidiaries, non-employee members of the Board and the board of directors of its parent or subsidiaries and independent consultants of the Company and its parent or subsidiary corporations are eligible to participate in the Option Plan. Non-employee Board members are also eligible to receive automatic option grants under the Non-Employee Directors Stock Option Plan (the "Directors Plan").

As of August 31, 2001 approximately seven executive officers, __ other employees, five non-employee Board members and two consultants were eligible to participate in the Option Plan.

Valuation

For purposes of establishing the option exercise price and for all other valuation purposes under the Option Plan, the fair market value per share of Common Stock on any relevant date will be the closing selling price per share as reported on the Nasdaq National Market. As of August 31, 2001, the fair market value per share of the Common Stock was $20.11 per share, as reported on the Nasdaq National Market.

Terms of Option Grant Program

Options may be granted at an exercise price per share not less than eighty five percent (85%) of the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of ten years.

Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under Option Plan:

Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

Limited stock appreciation rights may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile take-over of the Company. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

The Plan Administrator has the authority to effect the cancellation of outstanding options under the Option Plan that have exercise prices in excess of the then current market price of Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

General Provisions

Acceleration. In the event that the Company is acquired by merger or asset sale, each outstanding option under the Option Plan that is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will automatically accelerate in full. Any options assumed or replaced in connection with such acquisition will be subject to immediate acceleration, and any unvested shares that do not vest at the time of such acquisition will be subject to full and immediate vesting, in the event the individual's service is subsequently terminated within 18 months following the acquisition. In connection with a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members), the Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the Option Plan either at the time of such change in control or upon the subsequent termination of the individual's service.

The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Financial Assistance. The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options or the purchase price of shares under the Option Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such promissory note may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

Special Tax Election. The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such withholding tax liability.

Amendment and Termination

The Board may amend or modify the Option Plan in any or all respects whatsoever subject to any required stockholder approval required by the Internal Revenue Code for incentive stock options or other applicable laws. The Board may terminate the Option Plan at any time, and the Option Plan will in all events terminate on August 1, 2005.

Stock Awards

The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table elsewhere in this Proxy Statement and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the Option Plan between July 1, 2000 and August 31, 2001, together with the weighted average exercise price payable per share.

OPTION GRANTS

UNDER THE OPTION PLAN

JULY 1, 2000 - AUGUST 31, 2001

Name of Individual or Identity of Group and Position	Options Granted (Number of Shares)	Weighted Average Exercise Price
Richard A. Miller, M.D., President and Chief Executive Officer	114,000	$27.51
Marc L. Steuer, Senior Vice President, Business Development	50,000	27.51
Cynthia J. Ladd, Senior Vice President, General Counsel and Secretary	50,000	27.51
Leiv Lea, Vice President, Finance and Administration and Chief Financial Officer	50,000	27.51
Markus F. Renschler, M.D., Vice President, Oncology Clinical Development	46,000	27.51
All current executive officers as a group (7 persons)	445,000	29.49
All employees, excluding executive officers (114 persons)	459,395	38.55

Federal Tax Consequences of Options

Options granted under the Option Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options that are not intended to satisfy such requirements. The Federal income tax treatment for the two types of options differ as follows:

Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize regular taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

Non-statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares at the date of exercise over the exercise price, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company, at the original exercise price paid per share, in the event the optionee's service terminates prior to vesting in the shares, then the optionee will not recognize any taxable income at the time of exercise. The optionee will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the difference between the fair market value of the shares on the date the repurchase right lapses and the option exercise price paid for those shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise an amount equal to the difference between the fair market value of the purchased shares on the date of exercise (determined as if the shares were not subject to the Company's repurchase right) and the option exercise price paid for the shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the Company's repurchase right lapses.

The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of the non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

Deductibility of Executive Compensation. The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non- statutory options granted with exercise prices equal to the fair market value of the shares on the grant date will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

Accounting Treatment

Option grants or stock issuances to employees with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be recognized by the Company over the period that the option shares or issued shares are to vest. Option grants at 100% of fair market value will not result in any charge to the Company's earnings, but the Company must provide pro forma disclosure in its financial statements regarding the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a diluted basis. Options or stock appreciation rights granted other than to employees and non-employee Board members will result in a charge to the Company's earnings.

Should one or more optionees be granted stock appreciation rights that have no conditions upon exercisability other than a service or employment requirement, then such rights will result in compensation expense to the Company's earnings.

Amended Plan Benefits

As of August 31, 2001, no stock options have been granted on the basis of the 560,000-share increase for which stockholder approval is sought under this Proposal Three.

Vote Required and Board Recommendation

The affirmative vote of a majority of the Votes Cast on this proposal is required for approval of the amendment to the Option Plan that will increase the maximum number of shares of Common Stock authorized for issuance over the term of the Option Plan by an additional 560,000 shares. Should such stockholder approval not be obtained, then the 560,000-share increase to the share reserve will not be implemented. The Option Plan will, however, continue to remain in effect, and option grants may continue to be made pursuant to the provisions of the Option Plan in effect prior to the amendment summarized in this Proposal Three, until the available reserve of Common Stock as last approved by the stockholders has been issued pursuant to option grants made under the Option Plan.

The Board of Directors recommends that the stockholders vote IN FAVOR OF the amendment to the Company's 1995 Stock Option Plan.

PROPOSAL FOUR - APPROVAL OF AMENDMENT TO

THE 1995 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

Proposed Amendment

The Company's stockholders are being asked to approve an amendment to the 1995 Non-Employee Directors Stock Option Plan (the "Directors Option Plan") that will increase the maximum number of shares available for issuance under the Directors Option Plan by an additional 25,000 shares.

The amendment to increase the maximum number of shares was adopted by the Board on September 7, 2001, subject to stockholder approval at the Annual Meeting. The Board believes that this amendment to the Directors Option Plan is necessary in order to ensure that the Company will be able to attract and retain the services of qualified Board members.

The terms and provisions of the Directors Option Plan, as amended through September 7, 2001, are summarized more fully below. This summary, however, does not purport to be a complete description of all the provisions of the Directors Option Plan.

Administration

The terms and conditions of each automatic option grant (including the timing and pricing of the option grant) are determined by the express provisions of the Directors Option Plan. Neither the Board nor any committee of the Board will perform any discretionary functions under the Directors Option Plan.

Share Reserve

The maximum number of shares of Common Stock issuable over the term of the Directors Option Plan may not exceed 271,667 shares, including the 25,000-share increase for which stockholder approval is sought under this Proposal Three.

Should any option terminate prior to exercise in full, the shares subject to the unexercised portion of that option will be available for subsequent option grants. Unvested shares issued under the Directors Option Plan and subsequently repurchased by the Company at the original exercise price paid per share pursuant to the Company's repurchase rights under the Directors Option Plan will be added back to the number of shares of Common Stock reserved for issuance under the Directors Option Plan and will be available for reissuance through one or more subsequent option grants made under the Directors Option Plan. Shares subject to any option surrendered in accordance with the option surrender provision of the Directors Option Plan will not be available for subsequent issuance.

In the event any change is made to the Common Stock issuable under the Directors Option Plan (by reason of any stock dividend, stock split, combination of shares, recapitalization, or other change affecting the outstanding Common Stock as a class without receipt of consideration), appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and or class of securities for which option grants are to be subsequently made per eligible director, and (iii) the number and /or class of securities and the exercise price per share in effect under each outstanding option.

As of August 31, 2001, 107,416 shares were subject to outstanding option grants under the Directors Option Plan, 109,334 shares remained available for future grants (assuming approval of the Proposal Four), and 54,917 shares have been issued under the Directors Option Plan.

Eligibility

Only non-employee Board members will be eligible to receive option grants under the Directors Option Plan. As of August 31, 2001, five (5) non-employee Board members were eligible to participate in the Directors Option Plan.

Valuation

The fair market value per share of Common Stock on any relevant date under the Directors Option Plan will be the closing selling price per share on that date on the Nasdaq National Market. On August 31, 2001, the closing selling price per share was $20.11.

Terms of Option Grant Program

Under the Directors Option Plan, each new non-employee Board member will automatically be granted an option to purchase 10,000 shares of Common Stock on the date of his or her initial election or appointment to the Board, provided such individual has not previously been in the Company's service. Furthermore, on the date of each Annual Stockholders Meeting, each individual re-elected as a non-employee Board member will receive an automatic option grant to purchase an additional 5,000 shares of Common Stock, provided such individual has served as a Board member for at least six months. The exercise price per share of Common Stock subject to each automatic option grant will be equal to the fair market value per share on the automatic grant date. There is no limit on the number of annual 5,000-share option grants any one non- employee Board member may receive over his or her period of continued Board service. The exercise price will be payable in cash or in shares of Common Stock or through a same-day sale program with no cash outlay by the optionee. The option will have a maximum term of ten (10) years measured from the grant date, subject to earlier termination in the event of the optionee's cessation of Board service. The Directors Option Plan provides that the optionee will have a twenty-four (24) month period following a cessation of Board service term in which to exercise any outstanding options.

Each option will be immediately exercisable for any or all of the option shares. However, any shares purchased under the option will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial 10,000-share option grant will vest in five (5) successive equal annual installments upon the optionee's completion of each year of Board service over the five (5) year period measured from the grant date. The shares subject to each annual 5,000-share option grant will vest in a series of twelve (12) successive equal monthly installments upon the optionee's completion each month of Board service measured from the grant date.

During the lifetime of the optionee, the option will be exercisable only by the optionee and will not be assignable or transferable other than by will or by the laws of descent and distribution following the optionee's death. However, an option may be assigned in accordance with the terms of a qualified domestic relations order.

Vesting Acceleration

The shares subject to each option will immediately vest upon (i) the optionee's death or permanent disability while a Board member, (ii) an acquisition of the Company by merger or asset sale, (iii) the successful completion of a tender offer for more than fifty percent (50%) of the Company's outstanding voting stock or (iv) a change in the majority of the Board effected through one or more proxy contests for Board membership. In addition, upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting stock, each outstanding automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the highest price per share of Common Stock paid in connection with such tender offer over (b) the exercise price payable for such share.

The acceleration of vesting upon a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Stock Awards

The table below shows, as to each of the Company's current non-employee Board members, the number of shares of Common Stock subject to options granted under the Directors Option Plan between July 1, 2000 and August 31, 2001, together with the weighted average exercise price payable per share. Only non-employee Board members may receive option grants under the Directors Option Plan.

Name of Individual or Identity of Group and Position	Options Granted (Number of Shares)	Weighted Average Exercise Price
Miles R. Gilburne, Director	5,000	$41.69
Loretta M. Itri, M.D., Director	10,000	$33.10
Richard M. Levy, Ph.D., Director	5,000	$41.69
William R. Rohn, Director	5,000	$41.69
Craig C. Taylor, Director	5,000	$41.69
All current non-employee Board members as a group (5 persons)	30,000	$38.16

Amendment and Termination

The Board may amend or modify the provisions of the Directors Option Plan at any time. Certain amendments to the Directors Option Plan may require stockholder approval pursuant to applicable laws or regulations. The Board may terminate the Directors Option Plan at any time, and the Directors Option Plan will in all events terminate on August 1, 2005.

Federal Income Tax Consequences

Options granted under the Directors Option Plan are all non-statutory options, which are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code. The Federal income tax treatment for non-statutory options is as follows: No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting of those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when those shares vest, an amount equal to the excess of (i) the fair market value of the shares at time of vesting over (ii) the exercise price paid for those shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income, in the year in which the option is exercised, an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the shares subsequently vest.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Accounting Treatment

Under current accounting principles, option grants to non-employee Board members with exercise prices equal to the fair market value of the shares on the grant date will not result in any charge to the Company's earnings, but the Company must disclose, in footnotes to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as compensation expense. The number of outstanding options may be a factor in determining the Company's earnings per share on a diluted basis.

Amended Plan Benefits

No option grants have been made on the basis of the 25,000-share increase to the Directors Option Plan for which stockholder approval is sought under this Proposal. At the 2001 Annual Meeting, all of the current non-employee Board members who are re-elected (with the exception of Dr. Itri, who will not have served as a director for six months) will automatically be granted an option to purchase 5,000 shares of Common Stock at an exercise price per share equal to the closing selling price per share of Common Stock on that grant date.

Vote Required and Board Recommendation

The affirmative vote of a majority of the Votes Cast on this proposal is required to approve the amendment to the Directors Option Plan. Should such stockholder approval not be obtained, then the changes to the Directors Option Plan will not be implemented. Accordingly, the share reserve will not be increased by 25,000 shares. The Directors Option Plan will, however, continue to remain in effect, and option grants may continue to be made pursuant to the provision of the Directors Option Plan in effect prior to the amendment summarized in this Proposal Four, until the available reserve of Common Stock as last approved by the stockholders has been issued pursuant to option grants made under the Directors Option Plan.

The Board of Directors recommends that the stockholders vote IN FAVOR OF the amendment to the Company's 1995 Non-Employee Directors Stock Option Plan.

PROPOSAL FIVE - APPROVAL OF AMENDMENT TO

THE EMPLOYEE STOCK PURCHASE PLAN

Proposed Amendment

The Company's stockholders are also being asked to approve an amendment to the Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of the Company's Common Stock authorized for issuance under the Purchase Plan by an additional 200,000 shares.

The Purchase Plan is intended to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a payroll- deduction based employee stock purchase plan designed to operate in compliance with Section 423 of the Internal Revenue Code.

The Board amended the Purchase Plan on September 7, 2001, subject to stockholder approval at the Annual Meeting. The Board believes that it is in the best interests of the Company to continue a program of stock ownership for the Company's employees in order to provide them with a meaningful opportunity to acquire a substantial proprietary interest in the Company and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders.

The following is a summary of the principal features of the Purchase Plan as amended through September 7, 2001. The summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Secretary of the Company at the Company's principal offices in Sunnyvale, California.

Share Reserve

A total of 300,000 shares of Common Stock have been reserved for issuance under the Purchase Plan, inclusive of the 200,000-share increase for which stockholder approval is sought under this Proposal Five. In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the class and maximum number of securities issuable under the Purchase Plan, including the class and maximum number of securities issuable per participant on any one purchase date, and (ii) the class and number of securities subject to each outstanding purchase right and the purchase price payable per share thereunder.

Administration

The Purchase Plan is administered by the Compensation Committee of the Board. Such committee, as Plan Administrator, will have full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration will be paid by the Company without charge to participants.

Offering Periods and Purchase Periods

The Purchase Plan is comprised of a series of successive offering periods, each with a maximum duration (not to exceed twenty-four (24) months) designated by the Plan Administrator prior to the start date. The current offering period began on November 1, 1999 and will end on October 31, 2001, and the next offering period is scheduled to commence on November 1, 2001.

Shares will be purchased during the offering period at successive semi-annual intervals. Each such interval will constitute a purchase period. Purchase periods under the Purchase Plan will begin on the first business day in May and November each year and end on the last business day in the immediately succeeding October and April, respectively, each year. The current purchase period began on May 1, 2001 and will end on October 31, 2001.

Eligibility

Any individual who customarily works for more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating affiliate will become eligible to participate in an offering period on the start date of any purchase period (within that offering period) that begins on or after such individual's completion of ninety (90) days of continuous service with the Company or any affiliate. The date such individual enters the offering period will be designated his or her entry date for purposes of that offering period.

Participating affiliates include any parent or subsidiary corporations of the Company, whether now existing or hereafter organized, that elect, with the approval of the Plan Administrator, to extend the benefits of the Purchase Plan to their eligible employees.

As of August 31, 2001, approximately ___ employees, including seven executive officers, were eligible to participate in the Purchase Plan.

Purchase Provisions

Each participant will be granted a separate purchase right for each offering period in which he or she participates. The purchase right will be granted on his or her entry date into that offering period and will be automatically exercised on the last business day of each purchase period within that offering period on which he or she remains an eligible employee.

Each participant may authorize period payroll deductions in any multiple of 1% of his or her total cash earnings per pay period, up to a maximum of ten percent (10%).

On the last business day of each purchase period, the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of Common Stock at the purchase price in effect for the participant for that purchase period. However, the maximum number of shares of Common Stock a participant may purchase on any purchase date is 1,000 shares.

Purchase Price

The purchase price per share at which Common Stock will be purchased by the participant on each purchase date within the offering period will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the participant's entry date into that offering period or (ii) the fair market value per share of Common Stock on that purchase date. However, for each participant whose entry date is other than the start date of the offering period, the clause (i) amount will not be less than the fair market value per share of Common Stock on the start date of that offering period.

Valuation

The fair market value per share of Common Stock on any relevant date will be deemed equal to the closing selling price per share on such date on the Nasdaq National Market. On August 31, 2001, the fair market value per share of Common Stock was $20.11 per share.

Special Limitations

The Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

(i) No purchase right may be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company of any of its affiliates; and

(ii) No purchase right granted to a participant may permit such individual to purchase Common Stock at a rate greater than $25,000 worth of such Common Stock (valued at the time such purchase right is granted) for each calendar year the purchase right remains outstanding at any time.

Termination of Purchase Rights

The purchase right will immediately terminate upon the participant's loss of eligible employee status or upon his or her affirmative withdrawal from the offering period. The payroll deductions collected for the purchase period in which the purchase right terminates may, at the participant's election, be immediately refunded or applied to the purchase of Common Stock at the end of that purchase period.

Stockholder Rights

No participant will have any stockholder rights with respect to the shares of Common Stock covered by his or her purchase right until the shares are actually purchased by the participant. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

No purchase right will be assignable or transferable other than in connection with the participant's death and will be exercisable only by the participant during his or her lifetime.

Acquisition

Should the Company be acquired by merger or asset sale during an offering period, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will be 85% of the lower of (i) the fair market value per share of Common Stock on the participant's entry date into that offering period or (ii) the fair market value per share of Common Stock immediately prior to such acquisition. However, the clause (i) amount will not, for any participant whose entry date for the offering period is other than the start date of that offering period, be less than the fair market value per share of Common Stock on such start date.

Amendment and Termination

The Purchase Plan will terminate upon the earliest to occur of (i) the last business day in October 2005, (ii) the date on which all available shares are issued or (iii) the date on which all outstanding purchase rights are exercised in connection with an acquisition of the Company.

The Board of Directors may at any time alter, suspend or discontinue the Purchase Plan. However, the Board of Directors may not, without stockholder approval, (i) materially increase the number of shares issuable under the Purchase Plan or the number purchasable per participant on any one purchase date, except in connection with certain changes in the Company's capital structure, (ii) alter the purchase price formula so as to reduce the purchase price, (iii) materially increase the benefits accruing to participants or (iv) materially modify the requirements for eligibility to participate in the Purchase Plan.

Stock Issuances

The table below shows, as to each of the executive officers named in the Summary Compensation Table elsewhere in this Proxy Statement and the various indicated groups, the following information with respect to transactions under the Purchase Plan effected during the period from July 1, 2000 to August 31, 2001: (i) the number of shares of Common Stock purchased under the Purchase Plan during that period and (ii) the weighted average purchase price paid per share of Common Stock in connection with such purchases.
Name of Individual or Identity of Group and Position	Number of Shares Purchased	Weighted Average Purchase Price	Payroll Deductions as of August 31, 2001 & nbsp;
Richard A. Miller, M.D.	---	---	---
Marc L. Steuer	---	---	---
Cynthia J. Ladd	---	---	---
Leiv Lea	---	---	---
Markus F. Renschler, M.D., Vice President, Oncology Clinical Development	690	$27.50	$7,277.00
All current executive officers as a group (seven persons)	690	$27.50	$7,277.00
All employees as a group (90 persons)	15,386	$27.89	$175,173.00

Amended Plan Benefits

As of August 31, 2001, no purchase rights had been granted under the Purchase Plan on the basis of the 200,000-share increase subject to approval under this Proposal Five.

Federal Tax Consequences

The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan that so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, in connection with the grant or the exercise of an outstanding purchase right. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

If the participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the offering period in which such shares were acquired or within one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

If the participant sells or disposes of the purchased shares more than two (2) years after his or her entry date into the offering period in which such shares were acquired and more than one (1) one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on his or her entry date into the offering period, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the shares on his or her Entry Date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

Accounting Treatment

Under current accounting rules, the issuance of shares of Common Stock under the Purchase Plan will not result in a compensation expense chargeable against the Company's operations. However, the Company must disclose, in notes to the Company's financial statements, the pro forma impact that the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings were the value of those purchase rights treated as compensation expense.

Vote Required and Board Recommendation

The affirmative vote of a majority of the Votes Cast is required for amendment to increase the number of shares issuable under the Purchase Plan by an additional 200,000 shares. If such stockholder approval is not obtained, then the Purchase Plan will continue to remain in effect, and purchase rights may be granted and stock purchases may continue to be made pursuant to the provisions of the plan until the available reserve of Common Stock under the plan as last approved by the stockholders has been issued.

The Board of Directors recommends that the stockholders vote IN FAVOR OF the amendment to the Company's Employee Stock Purchase Plan.

PROPOSAL SIX - RATIFICATION OF SELECTION

OF INDEPENDENT ACCOUNTANTS

The Board has selected the firm of PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending June 30, 2002, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited the Company's financial statements since 1993. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to appropriate questions, and will be given the opportunity to make a statement if he or she so desires.

Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the appointment, the Board will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interest of the Company and its stockholders.

Audit Fees

During the fiscal year ended June 30, 2001, the aggregate fees billed by PricewaterhouseCoopers LLP for the audit of the Company's financial statements for such fiscal year and for the reviews of the Company's interim financial statements was $84,000.

Financial Information Systems Design And Implementation Fees

There were no fees billed for professional services rendered for information technology services related to financial information systems design and implementation by PricewaterhouseCoopers LLP for fiscal year 2001.

All Other Fees

During the fiscal year ended June 30, 2001, the aggregate fees billed by PricewaterhouseCoopers LLP for professional services other than audit fees was $31,000.

The Audit Committee has determined that the rendering of the non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining the auditor's independence.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the Votes Cast on this proposal is required to ratify the selection of PricewaterhouseCoopers LLP.

The Board recommends that the stockholders vote IN FAVOR OF the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company's independent accountants for the fiscal year ending June 30, 2002.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

The following table sets forth certain compensation earned during the fiscal years ended June 30, 2001, June 30, 2000 and June 30, 1999 for services rendered in all capacities to the Company, by (i) the Company's Chief Executive Officer, and (ii) the four other highest paid executive officers whose salary and bonus for fiscal 2001 were in excess of $100,000. The individuals named in the table will be hereinafter referred to as the "Named Executive Officers." No other executive officers who would otherwise have been includable in such table on the basis of salary and bonus earned for the 2001 fiscal year has been excluded by reason of his or her termination or change in executive status during the year.

SUMMARY COMPENSATION TABLE

			Long-Term
		Annual	Compensation
		Compensation	Awards	All Other
		Salary	Securities Underlying	Compensation
Name and Principal Position	Year	($)(1)	Options/SARs (#)	($)

Richard A. Miller, M.D.	2001	330,417	114,000	-
President and Chief Executive Officer	2000	300,193	75,000	-
	1999	279,637	55,000	-

Marc L. Steuer	2001	287,714	50,000	-
Senior Vice President, Business Development	2000	261,714	40,000	-
	1999	242,504	38,000	-

Cynthia J. Ladd (2)	2001	252,500	50,000	-
Senior Vice President, General Counsel and Secretary	2000	38,462	100,000	-

Leiv Lea	2001	196,828	50,000	-
Vice President, Finance and Administration and	2000	180,873	20,000	-
Chief Financial Officer	1999	164,167	30,000	-

Markus F. Renschler, M.D. (3)	2001	193,483	46,000	-
Vice President, Oncology Clinical Development

__________

  Includes amounts earned but not paid during the fiscal year.

  Ms. Ladd joined the Company in May 2000.

  Dr. Renschler became an executive officer of the Company in May 2001.

Stock Option Grants

The following table provides certain information regarding stock options granted to the Named Executive Officers during the fiscal year ended June 30, 2001. Except for the limited stock appreciation rights described in footnote (1) below, no stock appreciation rights were granted during such fiscal year to the Named Executive Officers. The exercise price of all options shown in the table is equal to 100% of the fair market value of the Common Stock on the grant date.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

					Potential Realizable
					Value at Assumed
					Annual Rates of
					Stock Price
					Appreciation
	Individual Grants				for Option Term(5)
	Number of	Percentage of
	Securities	Total	Exercise
	Underlying	Options/SARs	(or Base)
	Options/SARs Granted	Granted to Employees in	Price per Share	Expiration
Name	(#)(1)(2)	Fiscal Year(3)	($/Sh.)(4)	Date	5%	10%
Richard A. Miller, M.D.	114,000	12.6%	$27.51	05/25/11	$1,972,302	$4,998,199
Marc L. Steuer	50,000	5.5%	$27.51	05/25/11	$865,045	$2,192,193
Cynthia J. Ladd	50,000	5.5%	$27.51	05/25/11	$865,045	$2,192,193
Leiv Lea	50,000	5.5%	$27.51	05/25/11	$865,045	$2,192,193
Markus F. Renschler, M.D.	46,000	5.1%	$27.51	05/25/11	$795,841	$2,016,817

__________

  Each option includes a limited stock appreciation right that allows the optionee to surrender his or her option with such a right in effect for six months, to the extent exercisable for vested shares of Common Stock, upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding securities. In return, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the highest price per share of Common Stock paid in the tender offer less the exercise price payable per share.

  Each option is immediately exercisable for all of the option shares subject to repurchase of the option shares by the issuer at the exercise price upon the optionee's termination of service prior to full vesting. The repurchase right lapses, and the option vests, in a series of installments over each optionee's period of service with the issuer in a series of 60 monthly installments, at the rate of approximately 10% for the first 24 months and approximately 26% for the remaining months from and after June 1, 2001.

  Each of the granted options will immediately become vested for all of the option shares in the event of certain acquisitions or hostile take-overs of the Company as described in Proposal Three. Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

  Based on an aggregate of approximately 904,395 options/SARs granted to employees of the Company in fiscal 2001 under the 1995 Stock Option Plan.

(4) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same day sale of the purchased shares. The Company may also finance the option exercise price as described in Proposal Three. The Plan Administrator has the discretionary authority to reprice outstanding options under the Option Plan through the cancellation of those options and the grant of replacement options with an exercise price equal to the lower fair market value of the option shares on the regrant date.

(5) Potential realizable value is based on the assumption that the price per share of Common Stock appreciates at the assumed annual rate of stock appreciation for the option term. The assumed 5% and 10% annual rates are set forth in accordance with the rules and regulations adopted by the Securities and Exchange Commission and do not represent the Company's estimate of stock price appreciation. There can be no assurance that the assumed 5% and 10% annual rates of appreciation (compounded annually) will actually be realized over the term of the option. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

Stock Option Exercises and Holdings

The table below sets forth certain information concerning the exercise of options during the fiscal year ended June 30, 2001 by the Named Executive Officers and unexercised options held as of the end of such year by such individuals. No stock appreciation rights were exercised by the Named Executive Officers during such fiscal year, and, except to the extent described in footnote (1) to the Option Grants table above, no stock appreciation rights were held by such individuals at the end of such fiscal year.

AGGREGATED OPTION EXERCISES IN FISCAL 2001

AND 2001 FISCAL YEAR-END OPTION VALUES
			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Shares		Options at Fiscal		In-the-Money Options
	Acquired on	Value	Year End (1)		at Fiscal Year End (2)
Name	Exercise(#)	Realized($)	Vested	Unvested	Vested	Unvested
Richard A. Miller, M.D.	-	-	317,084	295,583	$6,282,698	$2,344,696
Marc L. Steuer	-	-	250,001	146,333	$5,474,115	$ 897,105
Cynthia J. Ladd	-	-	21,667	128,333	$ ---	$ 319,500
Leiv Lea	-	-	50,251	99,749	$ 513,878	$ 755,122
Markus F. Renschler, M.D.	-	-	77,131	83,869	$1,158,138	$ 623,927

__________

  Substantially all options are exercisable immediately. Thus, the "Unexercisable" column has been omitted, and the numbers shown are for exercisable options, broken down into vested and unvested amounts.

  Determined by subtracting the exercise price from the market price of the Common Stock on June 30, 2001 ($33.90) and multiplying by the number of shares.

Employment Contracts and Change-in-Control Arrangements

In June 1992, the Company entered into an employment agreement with Richard A. Miller, M.D., which either party may terminate at any time upon 90 days' prior written notice of an intent to terminate. During the fiscal year ended June 30, 2001, Dr. Miller earned $330,417 under the agreement.

In October 1994, the Company entered into an employment agreement with Marc L. Steuer, which remains in effect unless and until terminated by either the Company or Mr. Steuer at any time and for any reason, with or without cause. During the fiscal year ended June 30, 2001, Mr. Steuer earned $287,714 under the agreement.

In December 1997, the Company entered into an employment agreement with Leiv Lea, which remains in effect unless and until terminated by either the Company or Mr. Lea at any time and for any reason, with or without cause. During the fiscal year ended June 30, 2001, Mr. Lea earned $196,828 under the agreement.

In June 1998, the Company entered into an employment agreement with Hugo Madden, Ph.D., which remains in effect unless and until terminated by either the Company or Dr. Madden at any time and for any reason, with or without cause. During the fiscal year ended June 30, 2001, Dr. Madden earned $192,086 under the agreement.

In March 2000, the Company entered into an employment agreement with Cynthia J. Ladd, which remains in effect unless and until terminated by either the Company or Ms. Ladd at any time and for any reason, with or without cause. During the fiscal year ended June 30, 2001, Ms. Ladd earned $252,500 under the agreement.

In July 2000, the Company entered into an employment agreement with Jon R. Wallace, which remains in effect unless and until terminated by either the Company or Mr. Wallace at any time and for any reason, with or without cause. During the fiscal year ended June 30, 2001, Mr. Wallace earned $161,440 and received a one-time payment in the amount of $75,000 under the agreement.

The Company has entered into agreements with each of Dr. Miller, Mr. Steuer, Mr. Lea, Dr. Madden and Ms. Ladd that provide for certain payments and accelerated vesting of the shares of common stock subject to the outstanding options held by each officer under the Company's 1995 Stock Option Plan in the event of certain changes in control of the Company or a subsequent termination of employment. The types of changes in control causing payments to be made and accelerated stock vesting to occur consist of certain mergers or consolidations; the sale, transfer or other disposition of all or substantially all of the Company's assets; and hostile take overs. In the event of such officer's involuntary termination within 36 months following the change in control, the officer will be entitled to receive severance payments for a period of 12 months in an aggregate amount equal to the officer's base salary at the time of termination plus the bonus paid to the officer in the fiscal year preceding the year of termination. The payments will be made in installments over the 12-month period unless the officer elects to receive a lump-sum payment equal to the present value of the installment payments. In addition, in the event of a change in control, all outstanding options held by the officer that would fully vest or become fully exercisable at least 18 months after the change in control will accelerate as follows: 50% of the unvested or unexercisable portion immediately upon the change in control; 25% of the portion unexercisable or unvested at the time of the change in control one year after the change in control (if the officer is then still employed by the Company or its successor); and 25% of the portion unexercisable or unvested at the time of the change in control 18 months after a change in control (if the officer is then still employed by the Company or its successor). All options held by the officer at the time of a change in control that otherwise become fully exercisable or fully vest within 18 months following the change in control will become exercisable and vest in accordance with the following schedule: 50% of the previously unexercisable or unvested portion immediately upon the change in control; the remaining portion will continue to become exercisable and vest in accordance with the exercise/vesting schedule applicable to those options at the time of the change in control. Similarly, any repurchase rights exercisable by the Company with respect to shares of Common Stock held by the officer will lapse depending upon when the repurchase rights would have otherwise lapsed. In the event of the officer's involuntary termination during the 18-month period after the change in control, all previously unexercisable options (including options that did not accelerate at the time of the change in control) will become immediately exercisable and the repurchase rights will lapse as to all shares then held by the officer.

Under the Option Plan, the Plan Administrator has the authority to accelerate outstanding options in the event of certain changes in control of the Company.

Other Compensation

In October 2000, the Company loaned $150,000 to Jon Wallace, Vice President, Quality, for the purchase of a home in connection with his relocation to the San Francisco Bay Area. The loan is imputed to bear interest at the rate of 6.3% and is secured by a second mortgage on the home. If Mr. Wallace's employment with the Company terminates before August 28, 2004, the full amount of the loan will accelerate and become due and payable within 90 days of the date of the termination of his employment. If Mr. Wallace is still employed by the Company on August 28, 2004, the Company has agreed to forgive $100,000 of the loan, and the remaining $50,000 will be due and payable on that date. The largest amount outstanding under the loan during fiscal year 2001 was $150,000, and the amount of the loan outstanding as of August 31, 2001 is $150,000. The imputed interest on this loan is compensatory to Mr. Wallace and amounted to $1,605 in fiscal year 2001.

Board Compensation Committee Report on Executive Compensation

Decisions on compensation matters relating to the Company's President and Chief Executive Officer, Richard A. Miller, and the Company's other executive officers are generally made by the Compensation Committee. The Compensation Committee also administers the Company's 1995 Stock Option Plan (the "Plan") under which grants may be made to executive officers and other key employees. The Compensation Committee has furnished the following report on the compensation established for Dr. Miller and the Company's other executive officers for the period from July 1, 2000 to June 30, 2001.

In May 2001, the Compensation Committee set the compensation payable to Dr. Miller for the 12-month period ending April 30, 2002. Dr. Miller in turn recommended, subject to the Compensation Committee's review and approval, the compensation to be paid for such 12-month period to the Company's other executive officers. For those executive officers, the Compensation Committee had previously established performance factors to be considered by Dr. Miller in making his recommendations with respect to the compensation level to be in effect for each such officer. Dr. Miller provided the Compensation Committee with his evaluation of the performance of each officer with respect to those factors and his recommendation as to the compensation to be paid to that individual on the basis of such performance. The Compensation Committee reviewed and approved the recommendations of Dr. Miller.

General Compensation Policy. The Compensation Committee's overall policy as to executive compensation is to ensure that an appropriate relationship exists between the total compensation package established for each executive officer and the creation of stockholder value, while at the same time assuring that compensation is sufficiently competitive to motivate and retain key executives. In furtherance of this goal, executive compensation is structured so as to integrate competitive levels of annual base salary with discretionary stock options based upon individual and corporate performance. This annual cash compensation, together with the payment of equity incentives in the form of stock option grants, is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company.

Factors. Since the Company is in the development stage, the use of traditional performance standards (such as profit levels and return on equity) are not appropriate in evaluating the performance of the executive officers. In particular, the unique nature of the biotechnology industry, specifically the absence of revenues and the fact that the Company's stock performance is often more a consequence of larger market forces than of actual Company achievements, makes it impossible to tie performance objectives to standard financial considerations. The primary factors that were considered in establishing the components of each executive officer's compensation package for the 2001 fiscal year are summarized below. The Compensation Committee may, however, in its discretion apply entirely different factors, such as different measures of strategic performance, for future fiscal years.

Base Salary. When establishing or reviewing base compensation levels for each executive officer, the Committee considers numerous factors, including the qualifications of the executive and his or her level of relevant experience, strategic goals for which the executive has responsibility, specific accomplishments of the executive during the last fiscal year and the compensation levels in effect at companies in the Company's industry that compete with the Company for business and executive talent.

Base salaries are reviewed annually, and adjustments to each executive officer's base salary are made to reflect individual performance and salary increases effected by the peer group companies which are other biotech companies of a comparable size. The peer group companies are not necessarily the same group of companies included in the Nasdaq Pharmaceutical Index used in the performance graph for evealuating the price performance of our Common Stock. A major objective, accordingly, is to have base salary levels commensurate with those of comparable positions with the peer group companies, given the level of seniority and skills possessed by the executive officer in question and the Committee's assessment of such executive's performance over the year.

Long-Term Incentive Compensation. The Compensation Committee has the authority under the Plan to provide executives and other key employees with equity incentives primarily in the form of stock option grants. Generally, the size of each option grant is set at a level that the Compensation Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, but there is also taken into account comparable awards made to individuals in similar positions in the industry, as reflected in external surveys, the individual's potential for future responsibility and promotion and the individual's performance in the recent period. The Compensation Committee has also established general guidelines for maintaining the unvested option holdings of each executive officer at a targeted level based upon his or her position with the Company, and option grants are periodically made to maintain the targeted levels. However, the Committee does not strictly adhere to these guidelines, and the relative weight given to each of the foregoing factors varies from individual to individual as the Compensation Committee deems appropriate under the circumstances.

The grants are designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of Common Stock at a fixed price per share (the market price on the grant date) over a specified period (up to ten years). Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's employ, and then only if the market price appreciates over the option term. All options currently held by executive officers have an exercise price equal to the fair market value of the Company's Common Stock as of the grant date.

CEO Compensation. In setting the compensation payable for the 2001 fiscal year to the Company's President and Chief Executive Officer, Richard A. Miller, the Committee reviewed a detailed performance evaluation compiled for Dr. Miller. Such review considered Dr. Miller's qualifications, the level of experience brought to his position and gained while in the position, Company goals for which Dr. Miller had responsibility, specific accomplishments to date, and the importance of Dr. Miller's individual achievement in meeting Company goals and objectives set during the prior fiscal year. In addition, the Compensation Committee surveyed the salary levels in effect for chief executive officers at the peer group companies, which were taken into account for comparative compensation purposes for all of the Company's other executive officers.

In determining Dr. Miller's compensation level, the Committee sought to establish a competitive rate of base salary, while at the same time tying a significant percentage of his overall compensation package to individual and Company performance, such as the attainment of certain milestones in the testing of clinical products and Dr. Miller's achievements in recruiting individuals to serve in key positions in the Company. Based on these factors, the Committee increased Dr. Miller's base salary level to $357,500. The level of base salary set for Dr. Miller was in the 44th percentile of the surveyed salary for the peer group companies.

In fiscal 2001, the Company also granted Dr. Miller an option to purchase 114,000 shares of the Company's Common Stock under the Plan, at an exercise price of $27.51 per share. The grant was intended to provide Dr. Miller with a meaningful incentive to continue in the Company's employ and contribute to the Company's financial success, as reflected in the future appreciation in the market price of the Company's Common Stock.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation that is not considered to be performance-based. The non-performance-based compensation to be paid to the Company's executive officers for the 2001 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the non-performance-based compensation to be paid to the Company's executive officers for fiscal 2002 will exceed that limit. The 1995 Stock Option Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of options granted under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation, which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer approach the $1 million level.

The above report is submitted by the Compensation Committee of the Company's Board of Directors.

Richard M. Levy, Ph.D.

William R. Rohn

Craig C. Taylor

Compensation Committee Interlocks and Insider Participation

As of August 31, 2001, the Compensation Committee of the Board was comprised of Dr. Levy and Messrs. Rohn and Taylor.

No current executive officer of the Company served on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board or Compensation Committee.

Performance Graph

The graph depicted below shows the Company's stock price as an index assuming $100 invested on June 30, 1996 at the then current market price of $12.00 per share, along with the composite prices of companies listed in the Nasdaq Pharmaceutical Index and Nasdaq Total U.S. Stock Market Index.

	Cumulative Total Return
	6/96	6/97	6/98	6/99	6/00	6/01

Pharmacyclics, Inc.	100.00	87.94	134.75	158.87	346.10	192.34
Nasdaq Stock Market (U.S.)	100.00	121.60	160.06	230.22	340.37	184.51
Nasdaq Pharmaceutical	100.00	101.37	103.59	145.33	333.54	280.67

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Board Compensation Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

Certain Relationships and Related Transactions

The Company's Restated Certificate of Incorporation and Bylaws provide for indemnification of directors, officers and other agents of the Company. Each of the current directors, and certain officers and agents of the Company have entered into separate indemnification agreements with the Company.

Board Audit Committee Report

The Audit Committee of the Board of Directors (the "Committee") is composed of three independent directors and operates under a written charter adopted by the Board of Directors. The members of the Committee are Dr. Itri, Mr. Gilburne and Mr. Taylor.

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement of Accounting Standard 61. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, and considered the compatibility of nonaudit services with the auditors' independence.

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee held four meetings during fiscal 2001.

In reliance on the reviews and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2001 for filing with the SEC. The Audit Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company's independent auditors.

Miles Gilburne

Loretta Itri, M.D.

Craig Taylor

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and Section 16 officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file with the United States Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Such officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of such forms furnished to the Company and written representations that no other reports were required, the Company believes that, during the period from July 1, 2000 to June 30, 2001, all officers, directors and beneficial owners of more than ten percent of the outstanding Common Stock complied with all Section 16(a) requirements.

STOCK OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Common Stock as of August 31, 2001 by (i) all persons who are beneficial owners of more than five percent of the Company's Common Stock, (ii) each director and nominee for director, (iii) each of the Named Executive Officers in the Summary Compensation Table above and (iv) all current directors and executive officers as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Shares of Common Stock subject to options or convertible securities that are currently exercisable or convertible or that will become exercisable or convertible within the next 60 days are deemed to be beneficially owned by the person holding such option or convertible security for computing the percentage ownership of such person (and are treated as outstanding for such purpose) but are not treated as outstanding for computing the percentage of any other person. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based upon such information furnished by such owners, have sole voting and investment power with respect to such shares, subject to community property laws where applicable.

Name	Number of Shares Beneficially Owned	Percent of Total Shares Outstanding (1)(2)
Waddell & Reed Investment Management Company and related entities (3) 6300 Lamar Avenue, Overland Park, KS 62202	1,611,500	10.0%
Wellington Management Company LLP (4) 75 State Street, Boston MA 02109	1,378,300	8.5%
Deutsche Bank A.G. and related entities (5) Taunusanlage 12, D-60325, Frankfurt am Main Federal Republic of Germany	1,181,500	7.3%
Pequot Capital Management, Inc. (6) 500 Nyala Farm Road, Westport CT 06880	1,147,400	7.1%
Capital Research and Management Company (7) 333 South Hope Street, Los Angeles, CA 90071	950,000	5.9%
Integral Capital Management IV, LLC and related entities (8) 2750 Sand Hill Road, Menlo Park CA 94025	874,600	5.4%
Richard A. Miller, M.D. (9)	626,752	3.8%
Craig C. Taylor (10)	131,085	*
Miles R. Gilburne (11)	92,833	*
Richard M. Levy, Ph.D. (12)	3,833	*
William R. Rohn (13)	2,833	*
Loretta M. Itri, M.D.	---	*
Marc L. Steuer (14)	264,334	1.6%
Cynthia J. Ladd (15)	30,200	*
Leiv Lea (16)	58,251	*
Markus F. Renschler, M.D. (17)	86,224	*
All current executive officers and directors as a group (12 persons) (18)	1,304,221	7.7%

__________

* Less than 1%.

  Percentage of beneficial ownership is calculated based on 16,123,287 shares of Common Stock that were outstanding as of August 31, 2001. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes sole or shared voting or investment power with respect to securities.

  This table is based upon information supplied to the Company by executive officers, directors and principal stockholders. The address of each officer and director identified in this table is that of the Company's executive offices, 995 East Arques Avenue, Sunnyvale, CA 94085.

  Based solely upon Amendment No. 2 to Schedule 13G, filed May 9, 2001 by Waddell & Reed Investment Management Company ("Waddell") on behalf of a group including Waddell, Waddell & Reed Financial, Inc., Waddell & Reed Financial Services, Inc., and Waddell & Reed, Inc. Waddell disclaims group status. Each group member has sole voting and dispositive power with respect to all shares. The shares are owned by various investment advisory clients of Waddell who have the right to dividends on, and proceeds from the sale of, the shares.

  Based solely upon Amendment No. 3 to Schedule 13G, filed February 13, 2001 by Wellington Management Company LLP ("Wellington"). Wellington has shared voting power with respect to 568,500 shares and shared dispositive power with respect to all shares. Wellington, in its capacity as investment advisor, may be deemed to beneficially own the shares, which are held of record by its clients. The clients have the right to receive dividends on, and proceeds from the sale of, the shares.

  Based solely upon Amendment No. 1 to Schedule 13G, filed February 8, 2001, by Deutsche Bank A.G. ("Deutsche") on behalf of itself, Deutsche Fonds Holding GmbH ("Fonds") and DWS Investment GmbH ("DWS"). Deutsche has shared voting and dispositive power with respect to all shares; Fonds has shared voting and dispositive power with respect to 1,108,500 of the shares; and DWS has shared voting and dispositive power with respect to 883, 500 shares.

  Based solely upon Schedule 13G, filed February 14, 2001 by Pequot Capital Management, Inc. ("Pequot"). Pequot has sole voting and sole dispositive power for all shares listed. Pequot, a registered investment adviser, has beneficial ownership of the shares due to its investment discretion over its clients' accounts.

  Based solely upon Amendment No. 3 to Schedule 13G, filed February 12, 2001 by Capital Research and Management Company ("CRMC"). CRMC has no voting power and sole dispositive power with respect to the shares. CRMC is deemed to beneficially own the shares as a result of acting as investment advisor to various investment companies, including SMALLCAP World Fund, Inc., which has sole dispositive power with respect to 930,000 shares.

  Based solely upon Schedule 13G, filed March 8, 2001, by Integral Capital Management IV, LLC ("ICM4") on behalf of itself and the entities mentioned in this footnote. Includes: (i) 535,300 shares as to which ICM4 and Integral Capital Partners IV, LP have shared voting and investment power; (ii) 250,700 shares as to which Integral Capital Management V, LLC and Integral Capital Partners V, LP have shared voting and investment power; (iii) 66,295 shares as to which Integral Capital Management III, LP ("ICM3") and Integral Capital Partners III, LP have shared voting and dispositive power; (iv) 15,705 shares as to which ICM3 and Integral Capital Partners International III, LP have shared voting and dispositive power; (v) 2,650 shares as to which Integral Capital Partners NBT, LLC and Integral Capital Partners IV MS Side Fund have shared voting and dispositive power; (vi) 3,330 shares as to which ICP Management V, LLC ("ICP Management") and Integral Capital Partners V Side Fund, LP have shared voting and dispositive power; and (vii) 620 shares as to which ICP Management and Integral Capital Partners V SLP Side Fund, LLC have shared voting and investment power.

  Includes 13,334, 13,334, and 256,667 shares held in trust for Jordan Andrew Miller, Jared David Miller and the Miller-Horning Trust, respectively. Also includes options exercisable for 343,417 shares within 60 days of August 31, 2001.

  Includes 77,185 shares held by Mr. Taylor, 16,667 shares held by AMC Partners '89 L.P., of which Mr. Taylor is a general partner, 700 shares held by Mr. Taylor's son and 700 shares held by Mr. Taylor's daughter. Mr. Taylor disclaims beneficial ownership of the shares held by his children and of the shares held by AMC Partners '89 L.P. Also includes options exercisable for 35,833 shares within 60 days of August 31, 2001.

  Includes 90,000 shares held by Mr. Gilburne and options exercisable for 2,833 shares within 60 days of August 31, 2001.

  Includes 1,000 shares held in trust for the Richard M. Levy and Susan J. Levy Trust dated 05/01/85 and options exercisable for 2,833 shares within 60 days of August 31, 2001.

  Represents options exercisable for 2,833 shares within 60 days of August 31, 2001.

  Represents options exercisable for 264,334 shares within 60 days of August 31, 2001.

  Includes 200 shares held by Ms. Ladd and options exercisable for 30,000 shares within 60 days of August 31, 2001.

  Represents options exercisable for 58,251 shares within 60 days of August 31, 2001.

  Represents options exercisable for 86,224 shares within 60 days of August 31, 2001.

  Includes options exercisable for 883,761 shares within 60 days of August 31, 2001.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Under the present rules of the United States Securities and Exchange Commission, the deadline for stockholders to submit proposals to be considered for possible inclusion in the Company's Proxy Statement for the 2002 Annual Meeting of Stockholders is June 3, 2002. Such proposals may be included in next year's Proxy Statement if they are received prior to the deadline and comply with certain rules and regulations promulgated by the United States Securities and Exchange Commission.

If a stockholder wishes to present a proposal at the Company's annual meeting in the year 2002 and the proposal is not intended to be included in the Company's proxy statement relating to that meeting, the stockholder must give advance notice to the Company prior to August 17, 2002 (45 calendar days prior to the anniversary of the mailing date of this proxy statement) in order to be timely. If a stockholder gives notice of such a proposal after that deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company's year 2002 annual meeting.

The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting.

ANNUAL REPORT

A copy of the Annual Report of the Company for the fiscal year ended June 30, 2001 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.

FORM 10-K

The Company filed an Annual Report on Form 10-K (the "Form 10-K") with the Securities and Exchange Commission. A copy of the Form 10- K has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Form 10-K is not incorporated into this Proxy Statement and is not considered proxy-soliciting material. Stockholders may obtain additional copies of the Form 10-K, without charge, by writing to Leiv Lea, Pharmacyclics, Inc., 995 East Arques Avenue, Sunnyvale, California 94085.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

THE BOARD OF DIRECTORS

Dated: October 1, 2001

APPENDIX A

PROXY

PHARMACYCLICS, INC.

Annual Meeting of Stockholders, October 31, 2001

This Proxy is Solicited on Behalf of the Board of Pharmacyclics, Inc.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held October 31, 2001 and the Proxy Statement and appoints Richard A. Miller, M.D. and Cynthia J. Ladd and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Pharmacyclics, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Four Points by Sheraton, Sunnyvale, 1250 Lakeside Drive, Sunnyvale, California 94085 on Wednesday, October 31, 2001 at 12:00 P.M. (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

The Board of Directors recommends a vote FOR each of the directors listed below and a vote FOR the other proposals. This Proxy, when properly executed, will be voted as specified below. If no specification is made, this Proxy will be voted IN FAVOR OF the election of the directors listed below and IN FAVOR OF the other proposals.

1.

To elect the following directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified: Nominees: (01) Miles R. Gilburne, (02) Loretta M. Itri, M.D., (03) Richard M. Levy, Ph.D., (04) Richard A. Miller, M.D., (05) William R. Rohn, (06) Craig C. Taylor.

For all nominees except as noted above	FOR	WITHHELD

2. FOR AGAINST ABSTAIN To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of the Company's common stock from 24,000,000 to 49,000,000.

3. FOR AGAINST ABSTAIN To approve an amendment to the Company's 1995 Stock Option Plan (the "Option Plan") in order to increase the maximum number of shares of common stock authorized for issuance under the Plan by an additional 560,000 shares.

4. FOR AGAINST ABSTAIN To approve an amendment to the Company's Non-Employee Directors Stock Option Plan (the "Directors Option Plan") in order to increase the total number of shares of common stock authorized for issuance over the term of the Directors Option Plan by an additional 25,000 shares.

5. FOR AGAINST ABSTAIN To approve an amendment to the Company's Employee Stock Purchase Plan (the "Purchase Plan") in order to increase the total number of shares of common stock authorized for issuance over the term of the Purchase Plan by an additional 200,000 shares.

6. FOR AGAINST ABSTAIN To ratify the Board of Directors' selection of PricewaterhouseCoopers LLP to serve as the Company's independent accountants for the fiscal year ending June 30, 2002.
MARK HERE IF YOU PLAN TO ATTEND THE MEETING
MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

Please sign your name(s) exactly as it appears on the share certificate(s) over which you have voting authority.

Signature: Date: Signature: Date:

APPENDIX B

PHARMACYCLICS, INC.
1995 STOCK OPTION PLAN
(As Amended and Restated through September 7, 2000)

ARTICLE ONE
GENERAL PROVISIONS

I. PURPOSE OF THE PLAN

     This 1995 Stock Option Plan is intended to promote the interests of Pharmacyclics, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation. Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II. STRUCTURE OF THE PLAN

     Under the Plan, eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock.

III. ADMINISTRATION OF THE PLAN

     A. The Primary Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders.

     B. Administration of the Plan with respect to all other persons, may at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer the Plan with respect to all such persons who are not Section 16 Insiders. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

     C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

     D. The Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Plan under its jurisdiction or any option thereunder.

     E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants made under the Plan.

IV. ELIGIBILITY

     A. The persons eligible to participate in the Plan are as follows:

      (i) Employees,

      (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

      (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

     B. The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, with respect to the option grants, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable and the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.

V. STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 4,138,461 shares, subject to adjustment from time to time in accordance with the provisions of this Section V. Such authorized share reserve is comprised of (i) the number of shares which remained available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders prior to such date, including the shares subject to the outstanding options incorporated into the Plan and any other shares which would have been available for future option grants under the Predecessor Plan, (ii) the automatic increase of 85,178 shares effected on January 2, 1996, the automatic increase of 91,503 shares effected in January 1997, the automatic increase of 102,042 shares effected in January, 1998, the automatic increase of 123,856 shares effected in January 1999, and the automatic increase of 151,001 shares effected in January 2000 pursuant to Section V.B. below, (iii) the 750,000-share increase approved by the Board on August 1, 1996 and approved by the stockholders at the 1996 Annual Meeting, (iv) the 500,000-share increase approved by the Board on September 11, 1997 and approved by the stockholders at the 1997 Annual Meeting, (v) the 400,000- share increase approved by the Board on September 24, 1998 and approved by the stockholders at the 1998 Annual Meeting, (vi) the 500,000 share increase approved by the Board on October 14, 1999 and approved by the stockholders at the 1999 Annual Meeting, and (vii) the 600,000 share increase approved by the Board on September 7, 2000, subject to approval by the stockholders at the 2000 Annual Meeting.

     B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 1996 calendar year, by an amount equal to one percent (1%) of the shares of Common Stock outstanding on December 31 of the immediately preceding calendar year; but in no event shall any such annual increase exceed 500,000 shares. No Incentive Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases.

     C. No one person participating in the Plan may receive options and separately exercisable stock appreciation rights for more than 750,000 shares of Common Stock in the aggregate over the term of the Plan.

     D. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor Plan) expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan (including unvested shares issued under the Predecessor Plan) and subsequently repurchased by the Corporation, at the original exercise price paid per share, pursuant to the Corporation's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options under the Plan. Shares subject to any stock appreciation rights exercised under the Plan and all shares issued under the Plan (included shares issued upon exercise of options incorporated from the Predecessor Plan), shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. However, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option.

     E. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which the share reserve is to increase automatically each year, (iii) the number and/or class of securities for which any one person may be granted options and separately exercisable stock appreciation rights over the term of the Plan, and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO

GRANT OF OPTIONS

I. OPTION TERMS

     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A. Exercise Price.

      1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

      2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Three and the documents evidencing the option, be payable in one or more of the forms specified below:

      (i) cash or check made payable to the Corporation,

      (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

      (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

     Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

C. Effect of Termination of Service.

      1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

      (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

      (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

      (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

      (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

      (v) In the event of a Corporate Transaction, the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this section.

      2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

      (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

      (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

G. Beneficiary Designation. An Optionee may file a written beneficiary designation indicating the person entitled to exercise Optionee's outstanding options on the Optionee's behalf at the time of his/her death. Such beneficiary designation may be changed by the Optionee at any time by filing the appropriate form with the Plan Administrator.

II. INCENTIVE OPTIONS

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Three shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A. Eligibility. Incentive Options may only be granted to Employees.

B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

C. Dollar Limitation.The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully- vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

     B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

     C. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporate Transaction.

     D. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan on both an aggregate and per Optionee basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

     F. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully- vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

     G. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

     H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     I. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV. CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

V. STOCK APPRECIATION RIGHTS

     A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

     B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

      (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (A) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares.

      (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

      (iii) If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (A) five (5) business days after the receipt of the rejection notice or (B) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

     C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

      (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

      (ii) Upon the occurrence of a Hostile Take-Over, each such individual holding one or more options with such a limited stock appreciation right in effect shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take- Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

      (iii) Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

      (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.

ARTICLE THREE

MISCELLANEOUS

I. FINANCING

     A. The Plan Administrator may permit any Optionee to pay the option exercise price under the Plan by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee may not exceed the sum of (i) the aggregate option exercise price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the option exercise. B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

II. TAX WITHHOLDING

     A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options. Such right may be provided to any such holder in either or both of the following formats:

      (i) Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

      (ii) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III. EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan was adopted by the Board on August 2, 1995 and approved by the Corporation's stockholders on September 11, 1995. The Plan became effective on the Plan Effective Date and serves as the successor to the Predecessor Plan. On August 1, 1996, the Board authorized a 750,000- share increase in the number of shares of Common Stock available for issuance under the Plan; the increase was approved by the stockholders at the 1996 Annual Stockholders Meeting.

     B. The Plan was amended and restated by the Board on September 11, 1997 (the "1997 Restatement") to effect the following changes: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by 500,000 shares, (ii) increase the maximum number of shares of Common Stock for which options and separately exercisable stock appreciation rights may be granted to any one individual to 750,000 shares, (iii) render the non-employee Board members who are serving on the Primary Committee eligible to receive option grants under the Plan, (iv) allow unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price paid per share to be reissued under the Plan, (v) remove certain restrictions on the eligibility of non-employee Board members to serve on the Primary Committee and (vi) effect a series of additional changes to the provisions of the Plan (including the stockholder approval requirements and the transferability of Non-Statutory Options) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The 1997 Restatement was approved by the stockholders at the 1997 Annual Meeting.

     C. The Plan was amended and restated by the Board on September 24, 1998 (the "1998 Restatement") to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by 400,000 shares. The 1998 Restatement was approved by the stockholders at the 1998 Annual Meeting.

     D. The Plan was amended and restated by the Board on October 14, 1999 (the "1999 Restatement") to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by 500,000 shares. The 1999 Restatement was approved by the stockholders at the 1999 Annual Meeting.

     E. The Plan was amended and restated by the Board on September 7, 2000 (the "2000 Restatement") to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by 600,000 shares. The 2000 Restatement is subject to stockholder approval at the 2000 Annual Meeting, and no option grants made on the basis of the 600,000-share increase shall become exercisable in whole or in part unless and until the 2000 Restatement is approved by the stockholders. Should such stockholder approval not be obtained, then any options granted on the basis of the 600,000-share increase shall terminate without ever becoming exercisable for those shares, and no further option grants shall be made on the basis of such share increase. However, in the absence of such stockholder approval, option grants may continue to be made pursuant to the provisions of the Plan as in effect immediately prior to the 2000 Restatement.

     F. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan as of such date shall be incorporated into the Plan and treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

     G. The option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise provide for such acceleration.

     H. The Plan shall terminate upon the earliest of (i) August 1, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options under the Plan, (iii) the termination of all outstanding options in connection with a Corporate Transaction, or (iv) termination by the Board. Upon such Plan termination, all options outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options.

IV. AMENDMENT OF THE PLAN

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or stock appreciation rights at the time outstanding under the Plan unless the Optionee consents to such amendment or modification. In addition, certain amendments shall be subject to stockholder approval as required by applicable laws or regulations.

     B. Options to purchase shares of Common Stock may be granted under the Plan that are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees the exercise price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V. USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI. REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock upon the exercise of any option or stock appreciation right shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII. NO EMPLOYMENT/SERVICE RIGHTS

     Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

APPENDIX

     The following definitions shall be in effect under the Plan:

     A. Board shall mean the Corporation's Board of Directors.

     B. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

      (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

      (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

     C. Code shall mean the Internal Revenue Code of 1986, as amended.

     D. Common Stock shall mean the Corporation's common stock.

     E. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

      (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

      (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     F. Corporation shall mean Pharmacyclics, Inc., a Delaware corporation.

     G. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     H. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

     I. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

      (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

      (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

      (iii) For purposes of option grants made on the date the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established, the Fair Market Value shall be deemed to be equal to the established initial offering price per share.

     J. Hostile Take-Over shall mean a change in ownership of the Corporation effected through the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

     K. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

     L. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

      (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

      (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     M. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any Parent or Subsidiary).

     N. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     O. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

     P. Optionee shall mean any person to whom an option is granted under the Plan.

     Q. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     R. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     S. Plan shall mean the Corporation's 1995 Stock Option Plan, as set forth in this document.

     T. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

     U. Plan Effective Date shall mean October 23, 1995, the date on which the Underwriting Agreement was executed and the initial public offering price of the Common Stock was established.

     V. Predecessor Plan shall mean the Corporation's existing 1992 Stock Option Plan.

     W. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan with respect to Section 16 Insiders.

     X. Secondary Committee shall mean a committee of two (2) or more Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 Insiders.

     Y. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

     Z. Section 12(g) Registration Date shall mean the first date on which the Common Stock is registered under Section 12(g) of the 1934 Act.

     AA. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

     BB. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

     CC. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     DD. Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

     EE. Taxes shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

     FF. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

     GG. Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

APPENDIX C

PHARMACYCLICS, INC.
NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

(As Amended and Restated on September 7, 2000)

ARTICLE ONE
GENERAL PROVISIONS

I. PURPOSE OF THE PLAN

     This Non-Employee Directors Stock Option Plan is intended to promote the interests of Pharmacyclics, Inc., a Delaware corporation, by providing the non-employee members of the Board with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

     Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II. ADMINISTRATION OF THE PLAN

     The terms of each option grant (including the timing and pricing of the option grant) shall be determined by the express terms of the Plan, and neither the Board nor any committee of the Board shall exercise any discretionary functions with respect to option grants made pursuant to the Plan.

III. ELIGIBILITY

     The individuals eligible to receive option grants under the Plan shall be (i) those individuals who are serving as non-employee Board members on the Plan Effective Date or who are first elected or appointed as non- employee Board members on or after such date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members after one or more Annual Stockholders Meetings beginning with the 1996 Annual Meeting. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Plan on the Plan Effective Date or at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Plan upon his or her continued service as a non-employee Board member following one or more Annual Stockholders Meetings.

IV. STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 246,667 shares. Such authorized share reserve is comprised of (i) the initial share reserve of 166,667 plus (ii) a 30,000-share increase approved by the Board on October 14, 1999, and (iii) a 50,000-share increase approved by the Board on September 7, 2000, subject to approval by the stockholders at the 2000 Annual Meeting.

     B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent the options expire or terminate for any reason prior to exercise in full. Shares subject to any option or portion thereof surrendered in accordance with Article Two and all shares issued under the Plan, whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option.

     C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which option grants are to be subsequently made per Eligible Director and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments to the outstanding options shall be made by the Board and shall be final, binding and conclusive.

ARTICLE TWO
OPTION GRANT PROGRAM

I. OPTION TERMS

     A. Grant Dates. Option grants shall be made on the dates specified below:

     1. Each Eligible Director who is a non-employee Board member on the Plan Effective Date shall automatically be granted, on the Plan Effective Date a Non-Statutory Option to purchase 5,000 shares of Common Stock.

     2. Each Eligible Director who is first elected or appointed as a non-employee Board member after the Plan Effective Date shall automatically be granted a Non-Statutory Option to purchase 10,000 shares of Common Stock.

     3. On the date of each Annual Stockholders Meeting, beginning with the 1996 Annual Meeting, each individual who is to continue to serve as an Eligible Director after such meeting, shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 5,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. There shall be no limit on the number of such annual 5,000-share option grants any one Eligible Director may receive over his or her period of continued Board service.

     B. Exercise Price.

     1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

     2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the forms specified below:

     (i) cash or check made payable to the Corporation,

     (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

     (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (A) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (B) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

     Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

     D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares.

     1. Each 10,000-share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of five (5) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

     2. Each 5,000-share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of twelve (12) equal and successive monthly installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) month of Board service measured from the option grant date.

     E. Effect of Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

     (i) Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability), then the Board member shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option. During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable at the time of the Optionee's cessation of Board service.

     (ii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that the option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised by the Optionee (or in the event of the Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will, or in accordance with the Optionee's beneficiary designation, or the laws of descent and distribution) for all or any portion of such shares as fully-vested shares.

     (iii) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding, to the extent it is not exercisable for vested shares on the date of such cessation of Board service.

     F. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

     G. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, an option may be assigned in accordance with the terms of a Qualified Domestic Relations Order. The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     H. Beneficiary Designation. An Optionee may file a written beneficiary designation indicating the person entitled to exercise Optionee's outstanding options on the Optionee's behalf at the time of his/her death. Such beneficiary designation may be changed by the Optionee at any time by filing the appropriate form with the Plan Administrator.

II. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration of the option term or the surrender of the option in connection with a Hostile Take- Over.

     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each option held by him or her for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval of the Board or any committee of the Board shall be required in connection with such option surrender and cash distribution.

     D. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE THREE
MISCELLANEOUS

I. EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan shall become effective immediately on the Plan Effective Date, and was approved by the Corporation's stockholders on September 11, 1995. On October 14, 1999 the Plan was amended and restated by the Board to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by 30,000 shares. The increase was approved by the stockholders at the 1999 Annual Meeting. On September 7, 2000 the Plan was amended and restated by the Board to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by 50,000 shares. The increase is subject to stockholder approval at the 2000 Annual Meeting and no options granted on the basis of such increase may be exercised until the increase is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's approval of the increase, then all options previously granted on the basis of the increase shall terminate and cease to be outstanding

     B. The Plan shall terminate upon the earliest of (i) August 1, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise or cash-out of the options under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all option grants and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

II. AMENDMENT OF THE PLAN

     The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, (i) the Plan, together with the option grants outstanding thereunder, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations and (ii) no such amendment or modification shall adversely affect the rights and obligations with respect to options at the time outstanding under the Plan unless the Optionee consents to such amendment or modification. In addition, the Board shall not, without the approval of the Corporation's stockholders, (i) materially increase the maximum number of shares issuable under the Plan or the number of shares for which options may be granted to each Eligible Director, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) materially modify the eligibility requirements for Plan participation or (iii) materially increase the benefits accruing to Plan participants.

III. USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

IV. REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any option under the Plan and the issuance of any shares of Common Stock upon the exercise of any option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

V. NO EMPLOYMENT/SERVICE RIGHTS

     Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) and the Corporation's stockholders or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

APPENDIX

     The following definitions shall be in effect under the Plan:

     A. Board shall mean the Corporation's Board of Directors.

     B. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

     (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

     (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

     C. Code shall mean the Internal Revenue Code of 1986, as amended.

     D. Common Stock shall mean the Corporation's common stock.

     E. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

     (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those immediately prior to such transaction; or

     (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     F. Corporation shall mean Pharmacyclics, Inc., a Delaware corporation.

     G. Domestic Relations Order shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

     H. Eligible Director shall mean a non-employee Board member eligible to participate in the Plan.

     I. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

     J. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

     (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange which serves as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     K. Hostile Take-Over shall mean a change in ownership of the Corporation effected through the following transaction:

     (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

     (ii) more than fifty percent (50%) of the securities so acquired are accepted from persons other than Section 16 Insiders.

     L. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     M. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

     N. Optionee shall mean any person to whom an option is granted under the Plan.

     O. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     P. Permanent Disability shall mean the inability of the Optionee to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     Q. Plan shall mean the Corporation's Non-Employee Directors Stock Option Plan, as set forth in this document.

     R. Plan Effective Date shall mean the date on which the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established.

     S. Qualified Domestic Relations Order shall mean a Domestic Relations Order which substantially complies with the requirements of Code Section 414(p).

     T. Section 16 Insiders shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

     U. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

     V. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     W. Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over.